Intangible Assets	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets
1 5 .	INTANGIBLE ASSETS
Intangible assets with finite useful lives that are acquired separately are carried at costs less accumulated amortization and any accumulated impairment losses if any. Amortization for intangible assets with finite useful lives is recognized on a straight-line basis over their estimated useful lives. The estimated useful life and amortization method are reviewed at the end of each reporting period, with the effect of any changes in estimate being accounted for on a prospective basis. Intangible assets not yet available for use that are acquired separately are carried at cost less any subsequent accumulated impairment losses.
As of December 31, 2022, the Company’s intangibles had a total cost of US$
14.9
 million and accumulated amortization of US$
0.1
 million, for a net book value totaling US$
14.8
 million. As of June 30, 2023, the Company’s intangibles had a total cost of US$
14.9
 million and accumulated amortization of US$
0.1
 million, for a net book value totaling US$
14.8
 million. The Company did not record any impairments for either period.

16.	INTANGIBLE ASSETS

	Patent rights (available for use)	Patent rights (not yet available for use)	Total
	US$	US$	US$
	(note i)	(note ii)
COST
As of January 1, 2021	375	11,000	11,375
Addition	—	7,500	7,500

As of December 31, 2021 and 2022	375	18,500	18,875

AMORTIZATION AND IMPAIRMENT
As of January 1, 2021	(57)	(1,000)	(1,057)
Charge for the year	(20)	—	(20)
Impairment loss recognized	—	(3,000)	(3,000)

As of December 31, 2021	(77)	(4,000)	(4,077)
Charge for the year	(20)	—	(20)

As of December 31, 2022	(97)	(4,000)	(4,097)

CARRYING VALUES
As of December 31, 2021	298	14,500	14,798

As of December 31, 2022	278	14,500	14,778

Notes:

(i)	The patent rights grant the Group the right to use certain scientific data for research and manufacture of pipelines, namely APL-501, APL-502 and APL-509.

(ii)
These patent rights are not yet available for use by the Group as the Group is still undergoing pre-clinical
study application or clinical trials on the relevant drugs in designated territories under the patent rights and has yet to obtain regulatory approval for the new drug to be launched to the market. The patent rights are tested for impairment annually and whenever there is an indication that they may be impaired. Amortization will commence when the patent rights are available for use (i.e. when they are ready for commercialization and have obtained the regulatory new drug application approval in the designated territories) by the Group. During the years ended December 31, 2020, 2021 and 2022, patent rights with carrying amount of US$1,000, US$3,000 and nil were impaired, respectively. For these patent rights, as they were acquired for combination trial of an existing drug candidate, which was subsequently replaced by another formulation, or acquired for self-development that the Group cannot proceed further research due to the failure in providing drug supplies by the original vendor according to the agreement.
Accordingly, the Group has fully impaired the patent rights with reference to their respective recoverable amounts determined on value in use calculations.

The patent rights (available for use) have finite lives and are amortized on a straight-line basis. The useful lives of patent rights ranged between 10 to 18 years for the years ended December 31, 2020, 2021 and 2022. The useful lives of patent rights were determined by the management of the Group taking into account the period over which the patent rights are expected to be available for use by the Group and the stability of the industry.